                                                                EXHIBIT 10.42




                                AMENDMENT NO. 1


                                       TO


                                SUPPLY AGREEMENT


                                     AND TO


                               OPTION AGREEMENT 1


                                    BETWEEN


                               ALTERA CORPORATION


                                      AND


                  TAIWAN SEMICONDUCTOR MANUFACTURING CO., LTD.



                                OCTOBER 1, 1995

                                AMENDMENT NO. 1
                                       TO
                    SUPPLY AGREEMENT AND OPTION AGREEMENT 1


         THIS AMENDMENT is made and becomes effective as of October 1, 1995 (the "Amendment Date") by Taiwan Semiconductor Manufacturing Co., Ltd. ("TSMC"), a company organized under the laws of the Republic of China with its registered address at No. 121, Park Ave. 3, Science Based Industrial Park, Hsinchu, Taiwan, and Altera Corporation, a company organized under the laws of the State of California, with its registered address at 2610 Orchard Parkway, San Jose, California 95134-2020 ("Customer").


RECITALS

         WHEREAS, on June 26, 1995, the parties entered into a Wafer Supply Agreement (the "Supply Agreement") and an Option Agreement ("Option Agreement 1"), the Supply Agreement specifying terms and conditions under which TSMC supplies wafers to Customer through 1999 with provision for automatic extension, and the Option Agreement 1 granting Customer the right to purchase a specified option capacity through 1999;

         WHEREAS, as of the Amendment Date, the parties are entering into "Option Agreement 2" granting the Customer the right to purchase additional option capacity through 2000, and "Option Agreement 3" granting the Customer the right to purchase still additional option capacity through 2001;

         WHEREAS, certain amendments to the Supply Agreement and to Option Agreement 1 are required for purposes of coordinating all of these documents;


AGREEMENT

         NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, the parties agree as follows:

1.       SUPPLY AGREEMENT

         (a) Section 5.1 of the Supply Agreement is hereby amended by extending the initial term by two years (i.e. through December 31, 2001).

         (b) Section 5.3 of the Supply Agreement ("Automatic Extension") is hereby amended by extending each date specified therein by two years.

2.       OPTION AGREEMENT 1

         (a) Exhibit B attached to Option Agreement 1 is hereby replaced by Exhibit B attached to this Amendment.

         (b) Section 1(c) of Option Agreement 1 (definition of "Option Capacity") is hereby amended by inserting "identified as 'Option 1' in Exhibit B," after the comma.

         (c) The last sentence of Section 2(a) of Option Agreement 1 is hereby amended to read in full as follows:

                          In any calendar year, the orders placed by Customer shall first apply to fill the Base Capacity Portion of the Customer Committed Capacity (identified as "Base Commit" in Exhibit B), then to the Option Capacity of this Option Agreement 1 (identified as "Option 1" in Exhibit B), then the Option Capacity of Option Agreement 2 (identified as "Option 2" in Exhibit B), and then the Option Capacity of Option Agreement 3 (identified as "Option 3" in Exhibit B).

         (d) Section 4 of Option Agreement 1 is hereby amended to read in full as follows:

                          4.      OTHER PURCHASE TERMS AND CONDITIONS

                                  The Supply Agreement will apply to all
                                  purchases of wafers by Customer from TSMC, except that the provisions of this Agreement will supersede the Supply Agreement with respect to the subject matter hereof, and the provisions of Option Agreement 2 and Option Agreement 3 will supersede the Supply Agreement as to the respective subject matter thereof.

         (e) The Parties acknowledge that "Equivalent Wafer" in Section 5(a), line 2 of Option Agreement 1 should read "Wafer Equivalent".

3.       CONTINUING EFFECT

         Subject to the foregoing amendments, the Supply Agreement and Option Agreement 1 continue in full force and effect.


         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first stated above.

TAIWAN SEMICONDUCTOR                       ALTERA CORPORATION
MANUFACTURING CO., LTD.


BY:  /s/ DONALD BROOKS                     BY:  /s/ RODNEY SMITH
     -----------------------                    -----------------------
     Donald Brooks                              Rodney Smith
     President                                  President

                                   EXHIBIT  B


----------------------------------------------------------------------------------------------------------
                    95             96            97            98          99           2000         2001
----------------------------------------------------------------------------------------------------------
BASE                               ***           ***           ***         ***          ***          ***
----------------------------------------------------------------------------------------------------------
%
Commit                             ***           ***           ***         ***          ***          ***
----------------------------------------------------------------------------------------------------------
Base Commit                        ***           ***           ***         ***          ***          ***
----------------------------------------------------------------------------------------------------------
Option1                            ***           ***           ***         ***          ***          ***
----------------------------------------------------------------------------------------------------------
Option2                            ***           ***           ***         ***          ***          ***
----------------------------------------------------------------------------------------------------------
Option3                            ***           ***           ***         ***          ***          ***
----------------------------------------------------------------------------------------------------------
Tot Opt                            ***           ***           ***         ***          ***          ***
----------------------------------------------------------------------------------------------------------
TSMC Commit                        ***           ***           ***         ***          ***          ***
----------------------------------------------------------------------------------------------------------
Cust. Commit                       ***           ***           ***         ***          ***          ***
----------------------------------------------------------------------------------------------------------

UNITS:  K 6"  WAFER  EQUIVALENT

***

*** Confidential treatment requested. Omitted portions have been filed separately with the Commission.